POTLATCH CORPORATION

                          1989 STOCK INCENTIVE PLAN

            (As Amended and Restated Effective February 22, 1990)



                  1.   PURPOSE.

                  This 1989 Stock Incentive Plan of Potlatch Cor-

         poration (the "Corporation") and its eligible subsidiaries is intended to provide incentive to employees of the Cor-

         poration or of its subsidiaries, to encourage employee

         proprietary interest in the Corporation and to encourage

         employees to remain in the employ of the Corporation or of its subsidiaries.


                  2.   DEFINITIONS.

                  (a)  "Award" shall mean any award of an Option

         (with or without a related stock appreciation right),

         Restricted Stock or an Other Share-Based Award under the

         Plan.

                  (b)  "Board" shall mean the Board of Directors of

         the Corporation.

                  (c)  "Code" shall mean the Internal Revenue Code

         of 1986, as amended.

                  (d)  "Committee" shall mean the Committee appoint-

         ed by the Board in accordance with Section 4 of the Plan.

                  (e)  "Common Stock" shall mean the $1 par value

         common stock of the Corporation.

                                                    Exhibit (10)(l)

                  (f)  "Corporation" shall mean Potlatch Corpora-

         tion, a Delaware corporation.

                  (g)  "Disability" shall mean the condition of an

         Employee who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a con-

         tinuous period of not less than twelve (12) months.

                  (h)  "Employee" shall mean an individual (who may

         be an officer or a director) employed by the Corporation or a Subsidiary (within the meaning of Code section 3401 and

         the regulations thereunder).

                  (i)  "Exercise Price" shall mean the price per

         Share of Common Stock, determined by the Committee, at which an Option may be exercised.

                  (j)  "Fair Market Value" of a Share as of a

         specified date shall mean the closing price at which such

         Shares are traded at the close of business on such date as reported in the New York Stock Exchange composite transac-

         tions published in the Western Edition of the Wall Street

         Journal, or if no trading of the Common Stock is reported

         for that day, on the next preceding day on which trading was reported.

                  (k)  "Incentive Stock Option" shall mean an Option

         described in Code section 422A(b).

                  (l)  "Nonqualified Stock Option" shall mean an

         Option not described in Code sections 422(b), 422A(b),

         423(b) or 424(b).

                  (m)  "Option" shall mean a stock option granted

         pursuant to Section 7 of the Plan.  "Option Agreement" shall mean the agreement between the Corporation and the Optionee which contains the terms and conditions pertaining to such

         Option.

                  (n)  "Optionee" shall mean an Employee who has

         received an Option.

                  (o)  "Other Share-Based Award" shall mean an Award

         granted pursuant to Section 9 of the Plan.  "Other Share-

         Based Award Agreement" shall mean the agreement between the

         Corporation and the recipient of an Other Share-Based Award which contains the terms and conditions pertaining to such

         Other Share-Based Award.

                  (p)  "Participant" shall mean an Employee who has

         received an Award.

                  (q)  "Plan" shall mean this Potlatch Corporation

         1989 Stock Incentive Plan.

                  (r)  "Purchase Price" shall mean the Exercise

         Price times the number of whole Shares with respect to which an Option is exercised.

                  (s)  "Restricted Stock" shall mean Shares granted

         pursuant to Section 8 of the Plan.  "Restricted Stock

         Agreement" shall mean the agreement between the Corporation and the recipient of Restricted Stock which contains the terms, conditions and restrictions pertaining to such

         Restricted Stock.

                  (t)  "Rules" shall mean the regulations and rules

         adopted from time to time by the Committee.

                  (u)  "Share" shall mean one Share of Common Stock,

         adjusted in accordance with Section 11 of the Plan (if

         applicable).

                  (v)  "Stock Right" shall mean a bookkeeping entry

         representing a right to the equivalent of one Share.

                  (w)  "Subsidiary" shall mean any corporation in an

         unbroken chain of corporations beginning with the Corpo-

         ration if each of the corporations other than the last

         corporation in the unbroken chain owns stock possessing

         fifty percent (50%) or more of the total combined voting

         power of all classes of stock in one of the other corpora-

         tions in such chain.


                  3.   EFFECTIVE DATE.

                  This Plan was adopted by the Board on December 8,

         1988, and was last amended and restated effective

         February 22, 1990.


                  4.   ADMINISTRATION.

                  The Plan shall be administered by a committee (the

         "Committee") appointed by the Board, consisting of not less than three disinterested members thereof.  The Board may

         from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.  The Board shall

         appoint one of the members of the Committee as Chairman.

         The term "Disinterested Members of the Board" shall include only members of the Board who are not active Employees of

         the Corporation or of any of its Subsidiaries, who are not

         eligible to receive Awards under this Plan or any other

         stock incentive plan of the Corporation and who have not

         been eligible to receive such Awards for at least one year preceding appointment as a member of the Committee.

                  The Committee shall hold meetings at such times

         and places as it may determine.  Acts of a majority of the

         Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the

         Committee, shall be the valid acts of the Committee.  The

         Committee shall from time to time at its discretion make

         determinations with respect to Employees who shall be

         granted Awards, the number of Shares or Share equivalents to be subject to each Award, the vesting of Awards, the desig-

         nation of Options as Incentive Stock Options or Nonqualified

         Stock Options and other conditions of Awards.

                  The interpretation and construction by the Commit-

         tee of any provisions of the Plan or of any Award granted

         thereunder shall be final.  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted thereunder.

                  5.   ELIGIBILITY.

                  Participants shall be such key Employees (who may

         be officers, whether or not they are directors) of the

         Corporation or of its Subsidiaries as the Committee shall

         select, but subject to the terms and conditions set forth

         below.

                  (a)  Ten Percent Shareholders.

                  An Employee who owns more than ten percent (10%)

         of the total combined voting power of all classes of out-

         standing stock of the Corporation, its parent or any of its

         Subsidiaries is not eligible to receive an Incentive Stock

         Option pursuant to this Plan.  For purposes of this Sec-

         tion 5(a) the stock ownership of an Employee shall be

         determined pursuant to section 425(d) of the Code.

                  (b)  Number of Awards.

                  A Participant may receive more than one Award,

         including Awards of the same type, but only on the terms and subject to the restrictions hereinafter set forth.


                  6.   STOCK.

                  The stock subject to Options, Restricted Stock, or

         Other Share-Based Awards granted under the Plan shall be

         Shares of the Corporation's authorized but unissued or

         reacquired Common Stock.  The aggregate number of Options,

         Restricted Stock or Other Share-Based Awards issued under

         this Plan shall not exceed one million, five hundred thousand

         (1,500,000) Shares. The number of Shares subject to Awards outstanding under the Plan at any time may not exceed the number of Shares remaining available for issuance under the

         Plan.  In the event that any outstanding Option under the

         Plan for any reason expires or is terminated or any

         Restricted Stock or Other Share-Based Award is forfeited,

         the Shares allocable to the unexercised portion of such

         Option or the forfeited Restricted Stock or Other Share-Based

         Award may again be subjected to Options, Restricted Stock or

         Other Share-Based Awards under the Plan.  However, if one

         Award is granted in tandem with another, so that the exercise of one causes the other to expire, then the number of shares subject to the expired Award shall not be restored to the

         pool available for Awards.

                  The limitations established by this Section 6

         shall be subject to adjustment upon the occurrence of the

         events specified and in the manner provided in Section 11

         hereof.


                  7.   TERMS AND CONDITIONS OF OPTIONS.

                  Options granted pursuant to the Plan shall be

         evidenced by written Option Agreements in such form as the

         Committee shall from time to time determine, which agree-

         ments shall comply with and be subject to the following

         terms and conditions:

                  (a)  Optionee's Agreement.

                  Each Optionee shall agree to remain in the employ

         of and to render to the Corporation or to a Subsidiary his or her services for a period of one (1) year from the date of the granting of the Option, subject to the terms of

         Section 12(b).

                  (b)  Number of Shares.

                  Each Option shall state the number of Shares to

         which it pertains and shall provide for the adjustment

         thereof in accordance with the provisions of Section 11

         hereof.

                  (c)  Exercise Price.

                  Each Option shall state the Exercise Price, which

         in the case of an Incentive Stock Option shall not be less than the Fair Market Value of a Share on the date of grant.

                  (d)  Medium and Time of Payment.

                  The Purchase Price shall be payable in full in

         United States dollars upon the exercise of the Option;

         provided, however, that, with the consent of the Committee and in accordance with its rules, the Purchase Price may be paid by the surrender of Shares in good form for transfer,

         owned by the person exercising the Option and having a Fair

         Market Value on the date of exercise equal to the Purchase

         Price, or in any combination of cash and Shares, so long as the total of the cash so paid and the Fair Market Value of the Shares surrendered equals the Purchase Price.  No Share shall be issued until full payment therefor has been made.

                  (e)  Term and Exercise of Options;  Nontrans-

                       ferability of Options.

                  Each Option shall state the time or times when it

         becomes exercisable and the time or times any stock appreci-

         ation right granted pursuant to Section 7(j) may be called,

         which shall be determined by the Committee.  No Option shall be exercisable after the expiration of ten (10) years from the date it is granted.  During the lifetime of the Optionee,

         the Option shall be exercisable only by the Optionee and

         shall not be assignable or transferable.  In the event of

         the Optionee's death, no Option shall be transferable by the

         Optionee otherwise than by will or the laws of descent and distribution.

                  Subject to the foregoing, if a period of six (6)

         months from the date of grant of the Option shall have

         elapsed the Optionee shall have the right to exercise the

         Option (or in lieu thereof to call the related stock appre-

         ciation right) in whole or in part:

                  i)  Within thirty (30) days following the

              consummation of any transaction approved by the

              stockholders of the Corporation in which the

              Corporation will cease to be an independent

              publicly owned corporation (including, without

              limitation, a reverse merger transaction in which

              the Corporation becomes the subsidiary of another

              corporation) or the sale or other disposition of all or substantially all of the assets of the

              Corporation;

                  (ii)  Within three hundred sixty-five (365)

              days following the date on which more than one-third

              (determined by rounding down to the next whole

              number) of the individual members of the Board

              neither (A) were directors of the Corporation on a

              date three years earlier nor (B) are individuals

              whose election or nomination for election as

              directors was affirmatively voted on by at least a

              majority of those directors described in (A) above

              who were still in office as of the date the Board

              approved such election or nomination;

                  (iii)  Within three hundred sixty-five (365)

              days following the date on which any "person" (as

              such term is used in Sections 13(d) and 14(d) of

              the Securities Exchange Act of 1934, as amended

              (the "1934 Act")) that has acquired Shares pursuant

              to a tender offer subject to Section 14(d) of the

              1934 Act becomes entitled to vote twenty percent

              (20%) or more of the aggregate voting power of the

              capital stock of the Corporation issued and

              outstanding; and

                  (iv)  Within thirty (30) days prior to any

              dissolution or liquidation of the Corporation or

              any merger or consolidation in which the Corpora-

              tion is not the surviving corporation, but not earlier than the date on which any required stockholder approval is obtained.

         If an option is not exercised during any thirty (30) day

         period described in (i) or (iv) above, the option shall

         terminate at the close of business on the last day of the

         thirty (30) day period; provided, however, that if periods described in (i) and (iv) above are contiguous or overlap,

         unexercised options shall terminate at the close of business on the last day of the second thirty (30) day period.  In

         the case of a stock appreciation right called during either of the thirty (30) day periods described in (i) or (iv)

         above, "Fair Market Value" shall be the greater of (A) the value of the consideration per share that the Optionee would have received in connection with such transaction as a

         stockholder of the Corporation if he or she had exercised

         the Option prior to the consummation of the transaction

         described in (i) or (iv) above, or (B) the value determined in good faith by the Committee (as composed on the day

         preceding the date of consummation of the transaction

         described in (i) or (iv) above), taking into consideration all relevant facts and circumstances.

                  (f)  Termination of Employment Except Death.

                  Except as provided in Subsection (k) below, in the

         event that an Optionee shall cease to be employed by the

         Corporation or its Subsidiaries for any reason other than

         his or her death, such Optionee shall have the right,

         subject to the restrictions of Subsection (e) hereof, to exercise the Option at any time within three (3) months after such termination of employment (thirty-six (36) months in the case of Early, Normal or Late Retirement under the

         Salaried Employees' Retirement Plan or Disability), to the

         extent that, at the date of termination of employment, the

         Optionee's right to exercise such Option had accrued

         pursuant to the terms of the Option Agreement with respect to which such Option was granted and had not previously been exercised; provided, however, that if the employment of an

         Optionee is terminated by the Corporation or a Subsidiary by reason of misconduct, such Option shall cease to be exercis-

         able on the date of the Optionee's termination of

         employment.  As used herein "misconduct" means that the

         Optionee has engaged in unfair competition with the

         Corporation or a Subsidiary, induced any customer of the

         Corporation or a Subsidiary to breach any contract with the

         Corporation or a Subsidiary, made any unauthorized

         disclosure of any of the secrets or confidential information of the Corporation or a Subsidiary, committed an act of

         embezzlement, fraud or theft with respect to the property of the Corporation or a Subsidiary, or engaged in conduct which is not in good faith and which directly results in material loss, damage or injury to the business, reputation or

         employees of the Corporation or a Subsidiary.  The Committee shall determine whether an Optionee's employment is termi-

         nated by reason of misconduct.  In making such determination the Committee shall act fairly and shall give the Optionee an opportunity to be heard and present evidence on his or her behalf.

                  For this purpose, the employment relationship will

         be treated as continuing intact while the Optionee is on

         military leave, sick leave or other bona fide leave of

         absence (to be determined in the sole discretion of the

         Committee, in accordance with rules and regulations constru-

         ing Code section 422A(a)(2)).  Notwithstanding the forego-

         ing, in the case of an Incentive Stock Option, employment

         shall not be deemed to continue beyond the ninetieth (90th)

         day after the Optionee ceased active employment, unless the

         Optionee's reemployment rights are guaranteed by statute or by contract.

                  (g)  Death of Optionee.

                  Except as provided in Subsection (k) below, if the

         Optionee shall die while in the employ of the Corporation or a Subsidiary and shall not have fully exercised the Option,

         an Option may be exercised (subject to the limitations on

         exercisability set forth in Subsection (e) hereof) to the

         extent that, at the date of the Optionee's death, the

         Optionee's right to exercise such Option had accrued

         pursuant to the terms of the Option Agreement and had not

         previously been exercised, at any time within thirty-six (36)

         months after the Optionee's death, by the executors or

         administrators of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the

         Optionee by bequest or inheritance.

                  (h)  Rights as a Stockholder.

                  An Optionee or a transferee of an Optionee shall

         have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or

         other rights for which the record date is prior to the date such stock certificate is issued, except as provided in

         Section 11.

                  (i)  Modification, Extension and Renewal of

                       Options.

                  Subject to the terms and conditions and within the

         limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the exchange of outstanding Options (to the extent not

         theretofore exercised) for the granting of new Options (at the same or a different price) in substitution therefor.

         Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option

         theretofore granted under the Plan.

                  (j)  Stock Appreciation Rights.

                  In connection with the grant of any Option pursu-

         ant to the Plan, the Committee, in accordance with its

         Rules, may also grant a stock appreciation right pursuant to which the Optionee shall have the right to surrender all or part of such Option and to exercise the stock appreciation right (the "call") and thereby to obtain payment of an

         amount equal to the difference obtained by subtracting the aggregate Exercise Price of the Shares subject to the Option

         (or the portion thereof) so surrendered from the Fair Market

         Value of such Shares on the date of such surrender.  The

         call of such stock appreciation right shall be subject to

         such limitations (including, but not limited to, limitations as to time and amount) as the Committee shall deem

         appropriate.  The payment may be made in shares of Common

         Stock (determined with reference to its Fair Market Value on the date of call), or in cash, or partly in cash and in

         shares of Common Stock, at the discretion of the Committee,

         provided that the Committee determines that such settlement is consistent with the purpose set forth in Section 1

         hereof.  For all purposes under the Plan, the terms

         "exercise" or "exercisable" shall be deemed to include the terms "call" or "callable" as such terms may apply to a

         stock appreciation right granted in conjunction with an

         Option, and in the event of the call of a stock appreciation right, the underlying Option will be deemed to have been

         exercised for all purposes under the Plan.

                  Each Option granted under the Plan which does not

         include a stock appreciation right pursuant to the foregoing paragraph shall nevertheless automatically include a stock appreciation right which may be called only during the periods described in Section 7(e)(i) through (iv) and subject to the requirements and provisions of Section 7(e).

                  (k)  Effect of Termination of Employment on Stock

                       Appreciation Right.

                  In the event that an Optionee shall cease to be

         employed by the Corporation or its Subsidiaries for any

         reason, any stock appreciation right which may have been

         granted in conjunction with the grant of an Option shall

         expire on the date provided in the Option Agreement or in

         rules and regulations adopted by the Committee.

                  (l)  Limitation of Annual Awards.

                  The aggregate Fair Market Value (determined as of

         the date the Option is granted) of the stock with respect to which any Incentive Stock Options are exercisable for the

         first time by an Optionee during any calendar year commenc-

         ing after December 31, 1986 under this Plan and all other

         plans maintained by the Corporation, its parent or its

         Subsidiaries shall not exceed $100,000.

                  (m)  Other Provisions.

                  The Option Agreements authorized under the Plan

         shall contain such other provisions not inconsistent with

         the terms of the Plan, including, without limitation,

         restrictions upon the exercise of the Option, as the Commit-

         tee shall deem advisable.

                  8.   RESTRICTED STOCK.

                  (a)  Grants.

                  Subject to the provisions of the Plan, the

         Committee shall have sole and complete authority to

         determine the persons to whom, and the time or times at

         which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, the

         time or times within which such Awards may be subject to

         forfeiture, and all other terms and conditions of the

         Awards.  The Committee may condition the grant of Restricted

         Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its

         sole discretion.

                  The terms of each Restricted Stock Award shall be

         set forth in a Restricted Stock Agreement between the

         Corporation and the Employee, which Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Plan with

         respect to such Award.  Each Participant receiving a

         Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock.  Such certif-

         icate shall be registered in the name of such Participant,

         and shal] bear an appropriate legend referring to the terms,

         conditions, and restrictions applicable to such Award.  The

         Committee shall require that stock certificates evidencing such shares be held by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any

         Restricted Stock Award, the Participant shall have delivered to the Company a stock power, endorsed in blank, relating to the stock covered by such Award.

                  (b)  Restrictions and Conditions.

                  The shares of Restricted Stock awarded pursuant to

         this Section 8 shall be subject to the following

         restrictions and conditions:

                  (i)  During a period set by the Committee

              commencing with the date of such Award (the

              "Restriction Period"), the Participant shall not

              be permitted to sell, transfer, pledge, assign or

              encumber shares of Restricted Stock awarded under

              the Plan.  Within these limits, the Committee, in

              its sole discretion, may provide for the lapse of

              such restrictions in installments and may acceler-

              ate or waive such restrictions in whole or in

              part, based on service, performance, a change of

              control of the Corporation and/or such other

              factors or criteria as the Committee may determine

              in its sole discretion.

                  (ii)  Except as provided in this para-

              graph (ii) and paragraph (i) above, the Partici-

              pant shall have, with respect to the shares of

              Restricted Stock, all of the rights of a share-

              holder of the Corporation, including the right to

              vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion,

              as determined at the time of Award, may provide

              that the payment of cash dividends shall or may be

              deferred and, if the Committee so determines,

              reinvested in additional Shares of Restricted

              Stock to the extent available under Section 6, or

              otherwise reinvested.  Stock dividends issued with

              respect to Restricted Stock shall be treated as

              additional shares of Restricted Stock that are

              subject to the same restrictions and other terms

              and conditions that apply to the shares with

              respect to which such dividends are issued.

                  (iii)  The Committee shall specify the condi-

              tions under which shares of Restricted Stock shall

              vest or be forfeited and such conditions shall be

              set forth in the Restricted Stock Agreement.

                  (iv)  If and when the Restriction Period

              applicable to shares of Restricted Stock expires

              without a prior forfeiture of the Restricted

              Stock, certificates for an appropriate number of

              unrestricted Shares shall be delivered promptly to

              the Participant, and the certificates for the

              shares of Restricted Stock shall be cancelled.

                  9.   OTHER SHARE-BASED AWARDS.

                  (a)  Grants.

                  Other Awards of Shares and other Awards that are

         valued in whole or in part by reference to, or are otherwise based on, Shares ("Other Share-Based Awards"), may be

         granted either alone or in addition to or in conjunction

         with other Awards under this Plan.  Awards under this

         Section 9 may include, but are not limited to, Stock Rights,

         stock appreciation rights not granted in connection with the grant of any Option pursuant to Section 7, the grant of

         Shares conditioned upon some specified event, the payment of cash based upon the performance of the Shares or the grant of securities convertible into Shares.

                  Subject to the provisions of the Plan, the Commit-

         tee shall have sole and complete authority to determine the persons to whom and the time or times at which Other Share-

         Based Awards shall be made, the number of Shares or other

         securities, if any, to be granted pursuant to Other Share-

         Based Awards, and all other conditions of the Other Share-

         Based Awards.  In making an Other Share-Based Award, the

         Committee may determine that the recipient of an Other

         Share-Based Award shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend

         equivalents with respect to the Shares or other securities covered by the Award, and the Committee may provide that

         such amounts (if any) shall be deemed to have been

         reinvested in additional Shares or otherwise reinvested.

         The terms of any Other Share-Based Award shall be set forth in an Other Share-Based Award Agreement between the

         Corporation and the Employee, which Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Plan with

         respect to such Award.

                  (b)  Terms and Conditions.

                  In addition to the terms and conditions specified

         in the Other Share-Based Award Agreement, Other Share-Based

         Awards made pursuant to this Section 9 shall be subject to the following:

                  (i)  Any Other Share-Based Award may not be

              sold, assigned, transferred, pledged or otherwise

              encumbered prior to the date on which the Shares

              are issued or the Award becomes payable, or, if

              later, the date on which any applicable restric-

              tion, performance or deferral period lapses.

                  (ii)  The Other Share-Based Award Agreement

              shall contain provisions dealing with the disposi-

              tion of such Award in the event of a termination

              of the Employee's employment prior to the exer-

              cise, realization or payment of such Award, and

              the Committee in its sole discretion, may provide

              for payment of the Award in the event of the

              Employee's retirement, Disability or death or the

              change of control of the Corporation, with such provisions to take account of the specific nature and purpose of the Award.


                  10.   TERM OF PLAN.

                  Awards may be granted pursuant to the Plan until

         the termination of the Plan on December 31, 1998.

                  11.   RECAPITALIZATION.

                  Subject to any required action by the stockhold-

         ers, the number of Shares covered by this Plan as provided in Section 6, the number of Shares covered by or referenced in each outstanding Award, and the Exercise Price of each

         outstanding Option and any price required to be paid for

         Restricted Stock or Other Share-Based Award shall be propor-

         tionately adjusted for any increase or decrease in the

         number of issued Shares resulting from a subdivision or

         consolidation of Shares, the payment of a stock dividend

         (but only of Common Stock) or any other increase or decrease in the number of such Shares effected without receipt of

         consideration by the Corporation or the declaration of a

         dividend payable in cash that has a material effect on the price of issued Shares.

                  Subject to any required action by the stockhold-

         ers, if the Corporation shall be the surviving corporation in any merger, consolidation or other reorganization, each outstanding Award shall pertain and apply to the securities to which a holder of the number of Shares subject to the

         Award would have been entitled.  Subject to the provisions of Section 7(e), a dissolution or liquidation of the

         Corporation or a merger, consolidation or other reorganiza-

         tion in which the Corporation is not the surviving corpora-

         tion shall cause each outstanding Option and each unvested

         Restricted Stock Award or Other Share-Based Award to

         terminate, unless the agreement of merger, consolidation or reorganization shall otherwise provide.  In the event that the Corporation undergoes a reverse merger transaction, the

         Participant shall be entitled to receive the same considera-

         tion in such transaction with respect to his or her Award

         (including, without limitation, cash) as other shareholders are entitled to receive.

                  In the event of a change in the Common Stock as

         presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value,

         the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                  To the extent that the foregoing adjustments

         relate to stock or securities of the Corporation, such

         adjustments shall be made by the Committee, whose determina-

         tion in that respect shall be final, binding and conclusive,

         provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes the Option to fail to continue to qualify as an incentive

         stock option within the meaning of section 422A of the Code.

                  Except as hereinbefore expressly provided in this

         Section 11, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other

         increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Option.

                  The grant of an Option pursuant to the Plan shall

         not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                  12.  SECURITIES LAW REQUIREMENTS AND LIMITATION OF

                       RIGHTS.

                  (a)  Securities Law.  No Shares shall be issued

         pursuant to the Plan unless and until the Corporation has

         determined that:  (i) it and the Participant have taken all actions required to register the Shares under the Securities

         Act of 1933 or perfect an exemption from the registration

         requirements thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied.

                  (b)  Employment Rights.  Neither the Plan nor any

         Award granted under the Plan shall be deemed to give any

         individual a right to remain employed by the Corporation or a Subsidiary.  The Corporation and its Subsidiaries reserve the right to terminate the employment of any employee at any time, with or without cause, subject only to a written

         employment contract (if any).

                  (c)  Shareholders' Rights.  A Participant shall

         have no dividend rights, voting rights or other rights as a shareholder with respect to any Shares covered by his or her

         Award prior to the issuance of a stock certificate for such

         Shares.  No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued.

                  (d)  Creditors' Rights.  A holder of an Other

         Share-Based Award shall have no rights other than those of a general creditor of the Corporation.  An Other Share-Based

         Award shall represent an unfunded and unsecured obligation of the Corporation, subject to the terms and conditions of the applicable Other Share-Based Award Agreement.


                  13.   AMENDMENT OF THE PLAN.

                  The Board may, insofar as permitted by law, from

         time to time, with respect to any Shares at the time not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the holders of Common Stock of the Corporation,

         no such revision or amendment shall:

                  (a)  Increase the number of Shares subject to

              the Plan;

                  (b)  Change the designation in Section 5 of

              the Plan of the class of Employees eligible to

              receive Awards;

                  (c)  Decrease the price at which Incentive

              Stock Options may be granted;

                  (d)  Remove the administration of the Plan

              from the Committee;

                  (e)  Render any member of the Committee

              eligible to receive an Award under the Plan while

              serving thereon; or

                  (f)  Amend this Section 13 to defeat its

              purpose.


                  14.   APPLICATION OF FUNDS.

                  The proceeds received by the Corporation from the

         sale of Common Stock pursuant to the exercise of an Option or the grant of Restricted Stock will be used for general

         corporate purposes.

                  15.   NO OBLIGATION TO EXERCISE OPTION.

                  The granting of an Option shall impose no obliga-

         tion upon the Optionee to exercise such Option.


                  16.   APPROVAL OF STOCKHOLDERS.

                  This Plan and any amendments requiring shareholder

         approval pursuant to Section 13 hereof shall be subject to approval by affirmative vote of the shareholders in accor-

         dance with applicable law.  Such vote shall be taken at the first annual meeting of stockholders of the Corporation

         following the adoption of the Plan or of any such

         amendments, or any adjournment thereof.


                  17.   LIMITATION ON PLAN PAYMENTS.

                  Any provision of the Plan to the contrary notwith-

         standing, payments or transfers to a Participant under the

         Plan shall be limited to the amount (the "Capped Amount")

         necessary to avoid characterization of any amount payable to the Participant (including, but not limited to, amounts

         payable under the Plan) as an "excess parachute payment" as defined in Code section 280G, except in the event that the total amount that the Participant would receive from all

         "parachute payments" as defined in Code section 280G, net of all applicable taxes, including the excise tax that would be imposed pursuant to Code section 4999, would exceed the

         Capped Amount, net of all applicable taxes.

                  The determination of whether any amount would

         constitute an "excess parachute payment" shall be made by

         the firm of independent certified public accountants serving as the outside auditor of the Corporation as of the date of the event specified in Section 7(e)(i)-(iv).  In making such determination, such firm may disregard any payments or

         benefits available to the Participant under any contract,

         plan or program if the Participant irrevocably elects to

         relinquish or not exercise such payments or benefits before the payment or enjoyment thereof.  It is intended that

         payments shall be made under the Plan whether or not the

         status of a particular payment as an "excess parachute

         payment" has been finally determined by the Internal Revenue

         Service or a court of competent jurisdiction.


                  18.  WITHHOLDING TAXES.

                  (a)  General.  To the extent required by

         applicable federal, state, local or foreign law, the

         recipient of any payment or distribution under the Plan

         shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax obligations that

         arise by reason of such payment or distribution.  The

         Corporation shall not be required to make such payment or

         distribution until such obligations are satisfied.

                  (b)  Nonqualified Options.  The Committee may

         permit an Optionee who exercises Nonqualified Stock Options to satisfy all or part of his or her withholding tax obliga-tions by having the Company withhold a portion of the Shares that otherwise would be issued to him or her under such

         Nonqualified Stock Options.  Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise

         would be withheld in cash.  The payment of withholding taxes by surrendering Shares to the Corporation, if permitted by the Committee, shall be subject to such restrictions as the

         Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.


                  19.   EXECUTION.

                  To record the amendment and restatement of the Plan to read as set forth herein effective as of February 22, 1990, the Corporation has caused its authorized officer to execute the same.


                                     POTLATCH CORPORATION

                                     By /S/ Brian W. Davis

                                           Secretary

                            RESOLULTION

                  AMEND 1989 STOCK INCENTIVE PLAN

                         December 3, 1998

     RESOLVED, that the 1989 Stock Incentive Plan is amended as follows:

1.   Section 7(f) shall read as follows:

     (f)  Termination of Employment Except Death

     Except as provided in Subsection (k) below, in the event that an Optionee shall cease to be employed by the Corporation or its Subsidiaries for any reason other than his or her death, such Optionee shall have the right, subject to the restrictions of Subsection (e) hereof, to exercise the Option either:

        (i) at any time within three (3) months after such termination of employment; or

        (ii) (in the case of Early, Normal or Late
     Retirement under the Salaried Employees' Retirement
     Plan, or Disability), at any time before the end of the option period specified in the Option Agreement,

to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the Option Agreement with respect to which such Option was granted and had not previously been exercised; provided, however, that if the employment of an Optionee is terminated by the Corporation or a Subsidiary by reason of misconduct, such Option shall cease to be exercisable at the time of the Optionee's termination of employment. As used herein "misconduct" means that the Optionee has engaged in unfair competition with the Corporation or a Subsidiary, induced any customer of the Corporation or a Subsidiary to breach any contract with the Corporation or a Subsidiary, made any unauthorized disclosure of any of the secrets of confidential information of the Corporation or a Subsidiary, committed an act of embezzlement, fraud or theft with respect to the property of the Corporation or a Subsidiary, or engaged in conduct which is not in good faith and which directly results in material loss, damage or injury to the business, reputation or employees of the Corporation or a Subsidiary.
The Committee shall determine whether an Optionee's employment is terminated by reason of misconduct. In making such determination the Committee shall act fairly and shall give the Optionee an opportunity to be heard and present evidence on his or her behalf.

     For this purpose, the employment relationship will be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee, in accordance with rules and regulations construing Code section 422(a)(2)). Notwithstanding the foregoing, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth (90th) day after the Optionee ceased active employment, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

2.  Section 7(g) shall read as follows:

     (g) Death of Optionee.

     Except as provided in Subsection (k) below, if the Optionee shall die while in the employ of the Corporation or a Subsidiary and shall not have fully exercised the Option, an Option may be exercised (subject to the limitations on exercisability set forth in Subsection (e) hereof) at any time before the end of the option period specified in the Option Agreement by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, to the extent that, at the date of the Optionee's death, the Optionee's right to exercise such Option had accrued pursuant to the terms of the Option Agreement and had not previously been exercised.

                                -2-